ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Salary and welfare payable	$ 5,095	$ 6,748
Accrued expenses	2,903	4,087
Payables for purchase of property, plant and equipment	93	227
Payables for purchase of educational merchandise	1,678	2,049
Other tax payable	1,189	321
Others	2,732	2,239
Total accrued expenses and other current liabilities	$ 13,690	$ 15,671